SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 22, 2005
BUTLER INTERNATIONAL, INC.
(Exact name of Registrant as specified in Charter)

MARYLAND	0-14951	06-1154321

(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)
110 Summit Avenue, Montvale, New Jersey 07645
(Address of Principal Executive Offices/Zip Code)
Registrant’s telephone number, including area code: (201) 573-8000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(e))

TABLE OF CONTENTS

INFORMATION TO BE INCLUDED IN THE REPORT
ITEM 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
ITEM 8.01	Other Events
ITEM 9.01	Exhibits
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1

ITEM 3.01	NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING
     On November 22, 2005, the Company received a Nasdaq Staff Determination Letter indicating that the Company’s securities are subject to delisting from The Nasdaq Capital Market because the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2005 was not timely filed with the Securities and Exchange Commission (the “SEC”), as required by Nasdaq Marketplace Rule 4310(c)(14). Accordingly, effective at the opening of business on November 25, 2005, the fifth character “E” will be appended to the Company’s trading symbol to reflect the fact that the Company is not current in its SEC filings.
     The Company is working to file the Form 10-Q for the quarter ended September 30, 2005 as quickly as possible. In the event the Company is unable to file the Form 10-Q by November 29, 2005, the Company intends to request a hearing before a Nasdaq Listing Qualifications Panel. A hearing request will stay the delisting of the Company’s securities pending the issuance of a written decision by the Nasdaq Listing Qualifications Panel. There can be no assurance that the Panel will grant the Company’s request for continued listing.

ITEM 8.01	OTHER EVENTS
     On November 23, 2005, the Company issued a press release announcing that the Company’s stock would begin trading under the symbol “BUTLE” and that the Company is not in compliance with Nasdaq’s listing requirements. This press release is attached as Exhibit 99.1.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS
(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits
     The exhibits listed below is being furnished pursuant to Item 9.01.

Exhibit Number	Description
99.1	Press Release, dated November 23, 2005 announcing that the Company’s stock would begin trading under the symbol “BUTLE” and that the Company is not in compliance with Nasdaq’s listing requirements.

SIGNATURES
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 23, 2005	BUTLER INTERNATIONAL, INC.
	By:	/s/ Thomas J. Considine, Jr.
Thomas J. Considine, Jr.
Chief Financial Officer

BUTLER INTERNATIONAL, INC.
EXHIBIT LIST

Exhibit Number	Description
99.1	Press Release, dated November 23, 2005 announcing that the Company’s stock would begin trading under the symbol “BUTLE” and that the Company is not in compliance with Nasdaq’s listing requirements.

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